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                                                                   EXHIBIT 10.21



                         AMENDMENT NUMBER FIVE TO THIRD
                      AMENDED AND RESTATED CREDIT AGREEMENT


                  This AMENDMENT NUMBER FIVE TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 18, 1998, is entered into among SOUTHDOWN, INC., a Louisiana corporation ("Borrower"), the banks and financial institutions parties hereto that are signatories to the Credit Agreement (as defined below) (collectively, the "Banks", and individually, a "Bank"), and WELLS FARGO BANK, N.A., a national Banking association, as Agent for the Banks hereunder ("Agent").

                  WHEREAS, Borrower, the Banks, and Agent heretofore have entered into that certain Third Amended and Restated Credit Agreement, dated as of November 3, 1995, as amended by (a) that certain Letter Agreement, dated as of February 29, 1996, (b) that certain Amendment Number Two to Third Amended and Restated Credit Agreement, dated as of September 30, 1996, (c) that certain Amendment Number Three to Third Amended and Restated Credit Agreement, dated as of August 6, 1997, and (c) that certain Amendment Number Four to Third Amended and Restated Credit Agreement dated as of May 14, 1998 (as amended, the "Credit Agreement");

                  WHEREAS, Borrower has requested, among other things, that the Credit Agreement be amended to (a) permit the transfer of certain assets from Borrower to certain existing and newly created wholly-owned Subsidiaries of Borrower, (b) permit the transfer of certain other assets as herein provided, and (c) make other amendments to the terms and conditions of the Credit Agreement as set forth herein; and

                  WHEREAS, subject to the terms and conditions contained herein, the Banks are willing to so amend such provisions of the Credit Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

                  1.1 Definitions for this Fifth Amendment. Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, unless specifically defined herein. For purposes of this Fifth Amendment only, the following initially capitalized terms shall have the following meanings:

                  "Agent" has the meaning set forth in the introduction to this Fifth Amendment.








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                  "Bank" and "Banks" have the respective meanings set forth in the introduction to this Fifth Amendment.

                  "Borrower" has the meaning set forth in the introduction to this Fifth Amendment.

                  "Credit Agreement" has the meaning set forth in the introduction to this Fifth Amendment.


                                    ARTICLE 2

                       AMENDMENTS TO THE CREDIT AGREEMENT

                  2.1 Section 1.1 of the Credit Agreement hereby is amended by adding the following defined terms in alphabetical order:

                  "Contributed California Assets" means all or a material portion of Borrower's California assets (including the Victorville Plant, the concrete and aggregate businesses of the Borrower located in California and a terminal located in Phoenix, Arizona) and the SDW Finance Subordinated Note.

                  "Fifth Amendment" means Amendment Number Five to Third Amended and Restated Credit Agreement, dated as of December 18, 1998, among Borrower, the Banks party thereto, and Agent.

                  "Fifth Amendment Closing Date" means the date on which the conditions precedent set forth in Article 3 of the Fifth Amendment shall have been satisfied.

                  "Medusa Entities" means Medusa and certain of its Subsidiaries.

                  "Permitted Transactions" means (a) Borrower's contribution or other transfer of Contributed California Assets to the SDW California Subsidiaries, (b) any contribution or other transfer by SDW Finance of Contributed California Assets to other SDW California Subsidiaries, (c) the contribution or other transfer of various intangible property to SDW Finance, and (d) the merger of the Medusa Entities with and into Borrower and any merger of the Medusa Entities with any other of the Medusa Entities prior to the merger of the Medusa Entities with and into Borrower.

                  "SDW Aggregates" means Southdown California Aggregates, Inc., a Delaware corporation.



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                  "SDW California Subsidiaries" means SDW Aggregates, SDW
                  Cement, SDW Concrete, and SDW Finance.

                  "SDW Cement" means Southdown California Cement LLC, a Delaware limited liability company.

                  "SDW Concrete" means City Concrete Products, Inc., a California corporation.

                  "SDW Finance" means Southdown Finance, Inc., a Delaware corporation.

                  "SDW Finance Subordinated Debt" means the Debt of Borrower to SDW Finance evidenced by the SDW Finance Subordinated Note.

                  "SDW Finance Subordinated Note" means a Promissory Note to be issued by Borrower in the initial principal amount of $700,000,000 in favor of SDW Finance.

                  2.2 The definition of "Cement Plant" set forth in Section 1.1 of the Credit Agreement hereby is amended in its entirety to read as follows:

                  "Cement Plants" means and refers to the Brooksville Plant, the Fairborn Plant, the Knoxville Plant, the Lyons Plant, and the Odessa Plant.

                  2.3 The definition of "Loan Documents" set forth in Section
1.1 of the Credit Agreement hereby is amended in its entirety to read as follows:

                  "Loan Documents" shall mean the Agent's Fee Letter, and all written documents, agreements, or instruments, other than this Agreement and the Notes, that have been or are entered into (with the exception of those documents the definition of which were deleted pursuant to Section 3.1.1 of the Fourth Amendment) by Borrower, Agent, or Banks, as the case may be, in connection with the transactions contemplated by this Agreement.

                  2.4 The definition of "Person" set forth in Section 1.1 of the Credit Agreement hereby is amended in its entirety to read as follows:

                  "Person" means and refers to natural persons, corporations, limited partnerships, limited liability partnerships, general partnerships, joint stock companies, limited liability companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, vehicle trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.






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                  2.5 Section 4.2(c) the Credit Agreement is hereby amended in its entirety to read as follows:

                  (c) NO CONFLICT - BORROWER. The execution, delivery, and performance by Borrower of this Agreement, the Loan Documents to which it is a party, and the Notes do not and will not: (a) violate any provision of federal, state or local law or regulation (including Regulations T, U, and X of the Federal Reserve Board) applicable to Borrower, the articles of incorporation or bylaws (or other charter documents) of Borrower, or any order, judgment, or decree of any court or other agency of government binding on Borrower; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation or material lease of Borrower; (c) result in or require the creation or imposition of any Lien of any nature whatsoever upon any Assets of Borrower, other than Permitted Liens; or (d) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrower.

                  2.6 Section 4.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  4.5 TITLE TO PROPERTY; LIENS; PROPERTIES. Except as disclosed in Borrower's Annual Report on Form 10-K for its fiscal year ended December 31, 1997, or on its Form 10-Q for its fiscal quarter ended March 31, 1998, and except for the Permitted Liens, all of the Assets of Borrower and each of its Subsidiaries are free of all Liens of any nature whatsoever. Borrower, Mojave, and, after the effectiveness of the Permitted Transactions, each of the SDW California Subsidiaries (other than SDW Aggregates and SDW Concrete), taken as a whole, have good and indefeasible title to each and all of the material Assets reflected in Borrower's, Mojave's, and each of the SDW California Subsidiaries' (other than those of SDW Aggregates and SDW Concrete) books and records as being owned by them. Borrower, Mojave, and, after the effectiveness of the Permitted Transactions, each of the SDW California Subsidiaries (other than SDW Aggregates and SDW Concrete), taken as a whole, have taken all action necessary to maintain such good and indefeasible title with respect to such Assets.

                  2.7 Section 4.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  4.10 SECURITIES ACTIVITIES. Borrower and its Subsidiaries are not engaged principally, or as one of their principal activities, in the business of extending, or arranging for the extension of, credit, for the purpose of "purchasing" or "carrying" any margin stock (within the meaning of Regulations T, U, or X of the Federal Reserve Board) as now or from time to time in effect. No part of









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                  any Borrowing will be used by Borrower to purchase or carry any such margin stock, or to extend credit to others for the purpose of purchasing or carrying any such margin stock in violation of Regulations T, U, or X of the Federal Reserve Board.

                  2.8 Section 5.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  5.3 CORPORATE EXISTENCE, ETC. Except as permitted under
                  Section 6.7 of this Agreement, Borrower shall, and shall cause Mojave and, after the effectiveness of the Permitted Transactions, each of the SDW California Subsidiaries (other than SDW Aggregates and SDW Concrete), to, at all times, preserve and keep in full force and effect its and their corporate existence and any rights and franchises material to Borrower's businesses.

                  2.9 Section 5 of the Credit Agreement is hereby amended to insert immediately after Section 5.15 of the following new Section 5.16:

                  5.16 MEDUSA MERGER. Prior to or substantially concurrent with the consummation of the other Permitted Transactions, Borrower will cause the merger of the Medusa Entities with and into Borrower.

                  2.10 Section 6.1(k) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (k) Debt (including Acquired Indebtedness) not otherwise permitted under this Section 6.1 in an aggregate amount outstanding at any time less than or equal to One Hundred Seventy-Five Million Dollars ($175,000,000);

                  2.11 Section 6.1(m) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (m)  [Intentionally omitted]; and

                  2.12 Section 6.3(n) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (n) any Investments of Medusa or its Subsidiaries as of the effective date of the Merger and the Permitted Transactions.

                  2.13 The initial paragraph of Section 6.7 of the Credit Agreement is hereby amended by deleting the words "or Medusa after the effectiveness of the Merger" immediately after the word "Mojave" in the second line thereof, and inserting the words "or, after the effectiveness of the Permitted Transactions, any of the SDW California Subsidiaries (other than SDW Aggregates and SDW Concrete)" in replacement thereof.










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                  2.14 Section 6.7(e) of the Credit Agreement is hereby amended by deleting the word "and" at the end thereof.

                  2.15 The period at the end of Section 6.7(f) of the Credit Agreement is hereby replaced with "; and", and the following new Section 6.7(g) is inserted in its entirety immediately thereafter:

                  (g) so long as no Event of Default or Unmatured Event of Default has occurred and is continuing and so long as no Event of Default or Unmatured Event of Default would result therefrom, (i) Borrower and its Subsidiaries may enter into the Permitted Transactions and (ii) any of the SDW California Subsidiaries may be merged or consolidated with or into Borrower or any of its Subsidiaries so long as Borrower or any such Subsidiary is the surviving entity of such merger or consolidation.

                  2.16 Section 6.9 (a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (a)  [Intentionally omitted.]

                  2.17 Section 6.9 (b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (b)(i) The interest of Borrower in the capital stock of Mojave or, after giving effect to the Permitted Transactions, the SDW California Subsidiaries (other than SDW Aggregates and SDW Concrete), and (ii) the interest of Borrower in and to the Cement Plants and the interest of Borrower in KCC;

                  2.18 Pursuant to Section 2.18 of the Fourth Amendment, former subparagraph (iii) of Section 6.9 of the Credit Agreement (prior to such Fourth Amendment) was mistakenly relettered as "(d)", and such "(d") is hereby changed to "(iii)." Furthermore, (1) the word "and" at the end of such subparagraph
(iii) is hereby deleted, (2) the period at the end of subparagraph (iv) of such
Section 6.9 is hereby replaced with "; and", and (3) the following new clause
(v) is added to such Section 6.9 immediately after such subparagraph (iv):

                  (v) so long as no Event of Default or Unmatured Event of Default has occurred and is continuing and so long as no Event of Default or Unmatured Event of Default would result therefrom, the consummation of the Permitted Transactions.

                  2.19 The Credit Agreement is hereby amended to add, immediately following Section 6.21 thereof, a new Section 6.22 reading as follows:









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                  6.22 SDW FINANCE SUBORDINATED DEBT. Unless approved in writing by the Majority Banks, Borrower shall not, and shall not cause or permit any of its Subsidiaries to:

                           (a) pay, prepay, set aside funds for the payment or
                  prepayment of or redeem, repurchase or otherwise retire for value the principal of any SDW Finance Subordinated Debt ("SDW Restricted Transactions"), except that Borrower and its Subsidiaries may effect SDW Restricted Transactions if the aggregate amount paid to SDW Finance in connection with such SDW Restricted Transactions does not exceed the amount of all cash dividends received by Borrower from SDW Finance prior to such SDW Restricted Transactions; or

                           (b) pay any amount with respect to any SDW Finance
                  Subordinated Debt in violation of the terms of the subordination provisions thereof; or

                           (c) permit the transfer or other disposition of the
                  SDW Finance Subordinated Note by the holder thereof other than to the Borrower or any of its other Subsidiaries.

                  2.20 The fourth paragraph of Section 8.1 of the Credit Agreement is hereby amended to delete the words "Mojave and Medusa" in the sixth line thereof, and to insert the words "and Mojave" in replacement thereof


                                    ARTICLE 3

                              CONDITIONS PRECEDENT

                  3.1 Conditions Precedent to the Effectiveness of this Fifth Amendment. The effectiveness of the provisions of this Fifth Amendment is subject to the fulfillment, to the satisfaction of Agent, of each of the following conditions:

                           3.1.1 the Agent shall have received a certificate
from a Secretary or Assistant Secretary of Borrower attesting to the resolutions of Borrower's board of directors or an authorized committee authorizing the execution and delivery of this Fifth Amendment;

                           3.1.2 the Agent shall have received counterparts of
signature pages of this Fifth Amendment duly executed and delivered by Borrower and Banks constituting Majority Banks; and

                           3.1.3 the Agent shall have received a certificate
from a Responsible Officer certifying that:





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                                    (a) the representations and warranties of
                  Borrower contained in the Credit Agreement and the Loan Documents, to the extent that it is a party thereto, are true and correct in all material respects at and as of the date of the effectiveness of this Fifth Amendment, as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date);

                                    (b) neither an Event of Default nor an
                  Unmatured Event of Default has occurred and is continuing on the date of the effectiveness of this Fifth Amendment;

                                    (c) on the date of the effectiveness of this
                  Fifth Amendment, no Material Adverse Change has occurred, as a result of one or more acts or occurrences; and

                                    (d) the Credit Agreement and each of the
                  Loan Documents to which Borrower is a party are in full force and effect.

                           3.1.4 the Agent, on behalf of the Banks, shall have
received a payment of a $5,000 fee payable with respect to each of the Banks executing this Fifth Amendment on or before December 18, 1998, together with payment of any other fees due and owing by Borrower.


                                    ARTICLE 4

                                  MISCELLANEOUS

                  4.1 Execution in Counterparts. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of the signature pages of this Fifth Amendment by telecopier shall be equally effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of the signature pages of this Fifth Amendment by telecopier thereafter also shall deliver promptly a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Fifth Amendment.

                  4.2 No Other Amendment. Except as expressly amended hereby, the Credit Agreement shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Fifth Amendment conflict with those of the Credit Agreement, the terms and provisions of this Fifth Amendment shall control. This Fifth Amendment shall be deemed a part of and hereby is incorporated in the Credit Agreement.







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                  4.3 Governing Law. This Fifth Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California.







                            [Signature page follows.]


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                  IN WITNESS WHEREOF, the parties hereto have caused this Fifth
Amendment to be executed and delivered as of the date first set forth above.


                                    SOUTHDOWN, INC.,
                                    a Louisiana corporation


                                    By
                                      ------------------------------------------
                                    Title:
                                          --------------------------------------


                                    WELLS FARGO BANK, N.A.,
                                    a national Banking association, in its
                                    individual capacity and as Agent

                                    By
                                      ------------------------------------------
                                    Title:
                                          --------------------------------------


                                    SOCIETE GENERALE, SOUTHWEST AGENCY

                                    By
                                      ------------------------------------------
                                    Title:
                                          --------------------------------------


                                    CREDIT SUISSE FIRST BOSTON
                                    (formerly known as Credit Suisse)

                                    By
                                      ------------------------------------------
                                    Title:
                                          --------------------------------------


                                    CREDIT AGRICOLE INDOSUEZ
                                    (formerly known as Caisse Nationale De
                                      Credit Agricole)

                                    By
                                      ------------------------------------------
                                    Title:
                                          --------------------------------------

                                    By
                                      ------------------------------------------
                                    Title:
                                          --------------------------------------






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                                    PARIBAS
                                    (formerly known as Banque Paribas)


                                    By
                                      ------------------------------------------
                                    Title:
                                          --------------------------------------


                                    PNC BANK, NATIONAL ASSOCIATION

                                    By
                                      ------------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE BANK OF NOVA SCOTIA

                                    By
                                      ------------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANKBOSTON, N.A.


                                    By
                                      ------------------------------------------
                                    Title:
                                          --------------------------------------








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